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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated June 1, 1999 in this form 8-K, and into the Company's previously filed Registration Statement file Nos. 333-62729, 333-62747, 333-80241, 333-85243, and 333-88199.


                              BARRY MORGAN & COMPANY, P.C.

Dallas, Texas
November 15, 1999